                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   SEACOAST BANKING CORPORATION OF FLORIDA
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[Seacoast Banking Corporation of Florida LOGO]

                                                                  March 21, 1996

TO THE SHAREHOLDERS OF
SEACOAST BANKING CORPORATION OF FLORIDA:

     You are cordially invited to attend the Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company"), which will be held at the Indian River Plantation Beach Resort, Hutchinson Island, 555 N.E. Ocean Boulevard, Stuart, Florida, on Thursday, April 25, 1996, at 3:00 P.M., Local Time (the "Meeting").

     At the Meeting, you will be asked to consider and vote upon (i) the reelection of eight directors to serve until the Annual Meeting of Shareholders in 1997 and until their successors have been elected and qualified, (ii) the approval and adoption of a 1996 Long-Term Incentive Plan; and (iii) the ratification of the appointment of Arthur Andersen, LLP as independent auditors for Seacoast for the fiscal year ending December 31, 1996.

     Enclosed are the Notice of Meeting, Proxy Statement, Proxy and 1995 Annual Report. We hope you can attend the Meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed Proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

     We want to thank you for your support this past year. We are proud of our progress as reflected in the results for 1995, and we encourage you to review carefully our Annual Report.

     If you have any questions about the Proxy Statement or our Annual Report, please call or write us.

                                         Sincerely,

                                         /s/ Dennis S. Hudson III
                                         ------------------------
                                         Dennis S. Hudson III
                                         Secretary

                    SEACOAST BANKING CORPORATION OF FLORIDA
                              815 COLORADO AVENUE
                             STUART, FLORIDA 34994

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 25, 1996

     Notice is hereby given that the Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") will be held at the Indian River Plantation Beach Resort, Hutchinson Island, 555 N.E. Ocean Boulevard, Stuart, Florida, on Thursday, April 25, 1996, at 3:00 P.M., Local Time (the "Meeting"), for the following purposes:

          1. Elect Directors.   To consider and vote upon the reelection of
     eight directors to serve until the Annual Meeting of Shareholders in 1997 and until their successors have been elected and qualified.

          2. Approve and Adopt Seacoast's 1996 Long-Term Incentive Plan.   To
     consider and act upon a proposal to approve and adopt a 1996 Long-Term Incentive Plan.

          3. Ratify Auditors.   To ratify the appointment of Arthur Andersen,
     LLP as independent auditors for Seacoast for the fiscal year ending December 31, 1996.

          4. Other Business.   To transact such other business as may properly
     come before the Meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on February 16, 1996, are entitled to notice of and to vote at the Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.
                                             By Order of the Board of Directors

                                             /s/ Dennis S. Hudson III
                                             ------------------------
                                             Dennis S. Hudson III
                                             Secretary

March 21, 1996

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO SEACOAST IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                   OF SEACOAST BANKING CORPORATION OF FLORIDA
                                 APRIL 25, 1996

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company"), a Florida corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), in connection with the solicitation of proxies by Seacoast's Board of Directors from holders of Seacoast's Class A common stock ("Class A Common Stock") and its Class B common stock ("Class B Common Stock") (herein, Class A Common Stock and Class B Common Stock are collectively referred to as "Common Stock"), for use at the Annual Meeting of Shareholders of Seacoast to be held on April 25, 1996, and at any adjournments or postponements thereof (the "Meeting"). Unless otherwise clearly specified, the terms "Company" and "Seacoast" include the Company's subsidiaries.

     The Meeting is being held to consider and vote upon (i) the reelection of eight directors to serve until the Annual Meeting of Shareholders in 1997 and until their successors have been elected and qualified; (ii) the approval and adoption of a 1996 Long-Term Incentive Plan; and (iii) the ratification of the appointment of Arthur Andersen, LLP as independent auditors for Seacoast for the fiscal year ending December 31, 1996.

     The Board of Directors of Seacoast knows of no other business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

     The 1995 Annual Report to Shareholders ("Annual Report"), including financial statements for the fiscal year ended December 31, 1995, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of Seacoast on or about March 21, 1996.

     The principal executive offices of Seacoast are located at 815 Colorado Avenue, Stuart, Florida 34994, and its telephone number is (407) 287-4000.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Board of Directors of Seacoast has fixed the close of business on February 16, 1996 as the record date ("Record Date") for determining the Seacoast shareholders entitled to notice of and to vote at the Meeting. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to notice of and to vote at the Meeting. At the close of business on such date, there were 3,745,963 shares of Class A Common Stock issued and outstanding, which were held by approximately 614 shareholders of record and 509,501 shares of Class B Common Stock issued and outstanding, which were held by approximately 115 holders of record. See "PRINCIPAL SHAREHOLDERS."

     Holders of record of Class A Common Stock are entitled to one vote per share on each matter to be considered and voted upon at the Meeting. Holders of Class B Common Stock are entitled to 10 votes per share on each matter to be considered and voted upon at the Meeting.

     The Company's Articles of Incorporation also provide that, except as otherwise required by law or by the Articles of Incorporation, holders of shares of Class A Common Stock and Class B Common Stock vote together as a single class on all matters. As a result of the ten-to-one voting preference accorded by the Articles of Incorporation to shares of Class B Common Stock, as of the Record Date there were 8,840,973 votes entitled to be cast by the holders of the outstanding Common Stock, with the holders of the Class B Common Stock entitled to cast 5,095,010 votes or 57.63% of such amount. Thus, the holders of the Class B Common Stock possess a majority of the votes eligible to be cast. See "PROPOSAL ONE -- ELECTION OF DIRECTORS -- Management Stock Ownership" and "PRINCIPAL SHAREHOLDERS."

     In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the reelection of the eight directors is a plurality of the votes cast by the shares entitled to vote in the election, provided a quorum is present. Consequently, with respect to the proposal for the reelection of directors, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal has received the requisite number of base votes for approval. The proposal to approve the 1996 Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Meeting. Consequently, with respect to this proposal, broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal has received the requisite number of base votes for approval, but abstentions will be so counted and will count as votes against the proposal. The proposal to ratify Arthur Andersen, LLP as independent auditors will be approved if the votes cast by the holders of the shares of Common Stock present, or represented, at the Meeting and entitled to vote on the matter favoring this proposal exceed the votes cast in opposition to the proposal. Consequently, with respect to this proposal, as in the proposal for the election of directors, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal has received the requisite number of base votes for approval.

     Shares of Common Stock represented by properly executed Proxies, if such Proxies are received in time and not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED FOR THE REELECTION AS DIRECTORS OF SEACOAST OF THE EIGHT NOMINEES NAMED IN THE PROXY, FOR THE APPROVAL AND ADOPTION OF SEACOAST'S 1996 LONG-TERM INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN, LLP AS INDEPENDENT AUDITORS.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Secretary of Seacoast, (ii) properly submitting to Seacoast a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Seacoast Banking Corporation of Florida, 815 Colorado Avenue, Stuart, Florida 34994,
Attention: Dennis S. Hudson III, Secretary.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

     The Meeting is being held to reelect eight directors of Seacoast to serve a one-year term of office expiring at the 1997 Annual Meeting of Shareholders and until their successors have been elected and qualified. All of the nominees are presently directors of Seacoast and have served as directors of Seacoast since its inception in 1983, except Dennis S. Hudson III, who was first elected a director in 1984. All of the nominees also serve as directors of Seacoast's banking subsidiary, First National Bank and Trust Company of the Treasure Coast (the "Bank"). The members of the Boards of Directors of the Bank and the Company are the same except for Ms. Marian B. Monroe and A. Douglas Gilbert, who are members of the Bank's Board only.

     All shares represented by valid Proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the election of the eight nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as Proxies will cast votes for the remaining nominees and for such replacements, if any, as may be nominated by Seacoast's Board of Directors acting as the Nominating Committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (eight persons).

     The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present, is required for the reelection of the directors listed below.

     THE NOMINEES HAVE BEEN NOMINATED BY SEACOAST'S BOARD OF DIRECTORS AND THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE REELECTION OF ALL EIGHT NOMINEES LISTED BELOW.

     The following table sets forth the name and age of each nominee and each senior executive officer of the Company who is not a director or nominee, the year in which he was first elected a director or executive officer, as the case may be, a description of his position and offices with Seacoast or the Bank, if any, a brief description of his principal occupation and business experience during at least the last five years, directorships presently held by him in companies other than Seacoast with registered securities, and certain other information including his age and the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by him on February 16, 1996. See "Information About the Board of Directors and Its Committees."

                                                                      SHARES OF COMMON STOCK
                                                                           BENEFICIALLY
                                                                      OWNED AND PERCENTAGE OF
     NAME, AGE AND YEAR                                                       COMMON
      FIRST ELECTED OR                                                 STOCK OUTSTANDING(1)
    APPOINTED A DIRECTOR                                           -----------------------------
    OR EXECUTIVE OFFICER           INFORMATION ABOUT NOMINEE          CLASS A         CLASS B
----------------------------  -----------------------------------  -------------   -------------
NOMINEES:
Jeffrey C. Bruner (45)        Mr. Bruner has been a self-employed     7,140(2)(4)       90(3)(4)
  1983                          real estate investor in Stuart,
                                Florida since 1972.
John H. Crane (66)            Mr. Crane has been President of         8,580(4)(5)    4,290(4)(6)
  1983                          Krauss & Crane, Inc., an
                                electrical contracting firm
                                located in Stuart, Florida, since
                                1957, and Vice President of C&W
                                Fish Company, Inc., a fish
                                processing plant located in the
                                Stuart, Florida area, since 1982.
Evans Crary, Jr. (66)         Mr. Crary has served as a member of     4,597(4)(7)    1,665(4)
  1983                          Crary, Buchanan, Bowdish, Bovie,
                                Lord, Roby & Evans, Chartered, a
                                law firm located in Stuart,
                                Florida, since 1993, and prior
                                thereto he served as President
                                and a shareholder of the law firm
                                since 1974. Mr. Crary has
                                practiced law in Stuart, Florida,
                                since 1952.
Dale M. Hudson (61)           Mr. Hudson was named Chief            393,304(9)     201,651(10)
  1983(8)                       Executive Officer of Seacoast in     10.50%         39.58%
                                1992 and has served as President
                                of Seacoast since 1990. Prior
                                thereto, Mr. Hudson served as
                                Vice President of Seacoast since
                                1983. He was named Chairman of
                                the Board of the Bank in
                                September 1992 after serving as
                                Vice Chairman and President of
                                the Bank since 1978.

                                                                      SHARES OF COMMON STOCK
                                                                           BENEFICIALLY
                                                                      OWNED AND PERCENTAGE OF
     NAME, AGE AND YEAR                                                       COMMON
      FIRST ELECTED OR                                                 STOCK OUTSTANDING(1)
    APPOINTED A DIRECTOR                                           -----------------------------
    OR EXECUTIVE OFFICER           INFORMATION ABOUT NOMINEE          CLASS A         CLASS B
----------------------------  -----------------------------------  -------------   -------------
Dennis S. Hudson, Jr. (68)    Mr. Hudson was named Chairman of      262,539(11)    173,253(12)
  1983(8)                       the Board of Seacoast in 1990. He     7.01%         34.00%
                                served as Chief Executive Officer
                                of Seacoast from 1983 until 1992,
                                President of Seacoast from 1983
                                until 1990 and Chairman of the
                                Bank from 1969 until 1992.
Dennis S. Hudson, III (40)    Mr. Hudson has served as Executive     27,800(4)(13)   8,052
  1984(8)                       Vice President and Chief                             1.58%
                                Operating Officer of Seacoast
                                since 1990. He has served as
                                Secretary/Treasurer of Seacoast
                                since 1983. In September 1992,
                                Mr. Hudson was named President
                                and Chief Executive Officer of
                                the Bank. Prior thereto, he
                                served as Executive Vice
                                President and Chief Operating
                                Officer of the Bank from 1990 to
                                1992, and Senior Vice President
                                of the Bank from 1983 to 1990.
John R. Santarsiero, Jr.      Mr. Santarsiero is a private            3,198(4)         300(4)
  (51)                          investor and former owner of an
  1983                          automobile dealership located in
                                Stuart, Florida.
Thomas H. Thurlow, Jr. (59)   Mr. Thurlow has been an officer and     4,725(4)(14)      --
  1983(8)                       a director of Thurlow & Smith,
                                P.A., a law firm located in
                                Stuart, Florida, since 1981 and
                                has practiced law in Stuart,
                                Florida since 1961.

                                                                      SHARES OF COMMON STOCK
                                                                           BENEFICIALLY
                                                                      OWNED AND PERCENTAGE OF
     NAME, AGE AND YEAR                                                       COMMON
      FIRST ELECTED OR                                                 STOCK OUTSTANDING(1)
    APPOINTED A DIRECTOR                                           -----------------------------
    OR EXECUTIVE OFFICER           INFORMATION ABOUT NOMINEE          CLASS A         CLASS B
----------------------------  -----------------------------------  -------------   -------------
EXECUTIVE OFFICERS WHO ARE NOT ALSO NOMINEES OR DIRECTORS:

A. Douglas Gilbert (55)       Mr. Gilbert has served as Executive    17,264(4)(15)       --
  1990                          Vice President and Chief Credit
                                Officer of Seacoast since
                                September 1992. He also served as
                                Chief Banking Officer from
                                September 1992 to October 1995.
                                Prior thereto, Mr. Gilbert served
                                as Executive Vice President and
                                Chief Credit Officer of Seacoast
                                from July 1990 to September 1992.
                                Mr. Gilbert was named Executive
                                Vice President and Chief
                                Operating and Chief Credit
                                Officer of the Bank in October
                                1994. Prior thereto, he served as
                                Executive Vice President and
                                Chief Banking and Credit Officer
                                of the Bank from 1992 to 1994,
                                and Executive Vice President and
                                Chief Credit Officer of the Bank
                                from 1990 to 1992. From 1986
                                until 1990, Mr. Gilbert was
                                President and Chief Executive
                                Officer of a unit of Florida
                                National Bank, located in Martin
                                County which had assets of
                                approximately $300 million.
                                Florida National Bank, prior to
                                its acquisition by First Union
                                Corporation, was a Florida-based
                                regional bank.
C. William Curtis, Jr. (57)   Mr. Curtis has served as Executive         --              --
  1995                          Vice President and Chief Banking
                                Officer of Seacoast since October
                                1995. Prior thereto, Mr. Curtis
                                was Area President of First Union
                                Bank in Sarasota and Manatee
                                Counties, a $970 million banking
                                unit with 21 offices. He served
                                as Senior Marketing Officer for
                                Florida National Banks of
                                Florida, Inc. for 10 years prior
                                to coming to the Treasure Coast
                                as President of Florida National
                                Bank in Indian River County from
                                1985 to 1989.

                                                                      SHARES OF COMMON STOCK
                                                                           BENEFICIALLY
                                                                      OWNED AND PERCENTAGE OF
     NAME, AGE AND YEAR                                                       COMMON
      FIRST ELECTED OR                                                 STOCK OUTSTANDING(1)
    APPOINTED A DIRECTOR                                           -----------------------------
    OR EXECUTIVE OFFICER           INFORMATION ABOUT NOMINEE          CLASS A         CLASS B
----------------------------  -----------------------------------  -------------   -------------
William R. Hahl (47)          Mr. Hahl has been Senior Vice          15,433(4)(16)       --
  1990                          President/Finance Group and Chief
                                Financial Officer of Seacoast and
                                the Bank since July 1990. Prior
                                thereto, he organized and owned
                                W.R. Hahl Consulting Group which
                                provided consulting services
                                primarily to the financial
                                services industry, including
                                Seacoast from 1986 through 1990.
                                From 1971 until 1986 he was a
                                Certified Public Accountant with
                                Ernst & Young.
Nominees and executive
  officers as a group
  (11 persons)                                                      744,580         389,301
                                                                     19.60%          76.41%

---------------

 (1) Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.
 (2) Includes 180 shares held jointly with Mr. Bruner's wife, 2,150 shares held by Mr. Bruner as custodian for his son, and 4,000 shares held by Mr. Bruner as custodian for his two nephews as to which shares Mr. Bruner may be deemed to share voting and investment power.
 (3) Includes 90 shares held jointly with Mr. Bruner's wife as to which shares Mr. Bruner may be deemed to share voting and investment power.
 (4) Less than 1%.
 (5) Includes 2,340 shares held by Mr. Crane's wife, as to which shares Mr. Crane may be deemed to share voting and investment power.
 (6) Includes 1,170 shares held by Mr. Crane's wife, as to which shares Mr. Crane may be deemed to share voting and investment power.
 (7) Includes 1,268 shares held by the trustee for the IRA of Mr. Crary.
 (8) Dennis S. Hudson, Jr. and Dale M. Hudson are brothers. Dale M. Hudson is married to the sister of Thomas H. Thurlow, Jr. Dennis S. Hudson III is the son of Dennis S. Hudson, Jr. and the nephew of Dale M. Hudson.
 (9) Includes 23,025 shares held by Mr. Hudson's wife, 41,297 shares held jointly with Mr. Hudson's wife, and 70,107 shares held by Mr. Hudson's three children, as to which shares Mr. Hudson may be deemed to share voting and investment power.

(10) Includes 3,960 shares held by Mr. Hudson's wife, 20,649 shares held jointly with Mr. Hudson's wife, and 9,543 shares held by Mr. Hudson's three children, as to which shares Mr. Hudson may be deemed to share voting and investment power.
(11) Includes 47,417 shares held by Mr. Hudson's wife, 18,780 shares held by Mr. Hudson's three children, as to which shares Mr. Hudson may be deemed to share voting and investment power and as to which Mr. Hudson disclaims beneficial ownership.
(12) Includes 23,709 shares held by Mr. Hudson's wife, 6,270 shares held by Mr. Hudson's three children, as to which shares Mr. Hudson may be deemed to share voting and investment power and as to which Mr. Hudson disclaims beneficial ownership.
(13) Includes 44 shares held by Mr. Hudson's two sons, as to which shares Mr. Hudson may be deemed to share voting and investment power, and 25,000 shares that Mr. Hudson has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(14) Includes 1,575 shares owned by Mr. Thurlow's wife and 1,575 shares held by Mr. Thurlow's three children, as to which shares Mr. Thurlow may be deemed to share voting and investment power.
(15) Includes 500 shares held in Mr. Gilbert's IRA and 15,000 shares that Mr. Gilbert has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(16) Includes 12,333 shares that Mr. Hahl has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of Seacoast held seven meetings during 1995. All of the directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the Board committees on which they served. Seacoast's Board of Directors has two standing committees: the Salary and Benefits Committee and the Audit Committee, both of which serve the same functions for the Bank.

     In addition, the Bank's Board of Directors has the following standing committees separate from the Company: Executive Committee, Investment Committee, Trust Committee and the Directors Loan Committee. Such committees perform those duties customarily performed by similar committees at other financial institutions.

     The Company's Salary and Benefits Committee is comprised of Messrs. Crary (Chairman), Bruner, Dennis S. Hudson, Jr. and Santarsiero and Ms. Marian Monroe. This Committee has the authority to determine the compensation of the Company's executive officers and employees, and administers various of the Company's benefit and incentive plans. This Committee has the power to interpret the provisions of the Company's Pension Plan, Profit Sharing Plan, Employee Stock Purchase Plan, and the Seacoast Banking Corporation of Florida 1991 Stock Option and Stock Appreciation Right Plan (the "1991 Incentive Plan"). This Committee also will administer the Seacoast Banking Corporation of Florida 1996 Long-Term Incentive Plan (the "1996 Incentive Plan") described in Proposal 2. Two meetings were held by this Committee in 1995. See "Salary and Benefits Committee Report".

     The Audit Committee recommends on an annual basis to the Board of Directors a public accounting firm to be engaged as independent auditors for Seacoast for the next fiscal year, reviews the plan for the audit engagement, and reviews financial statements, the internal audit plans and reports financial reporting procedures and reports of regulatory authorities. This Committee periodically reports to the Board of Directors. This Committee is comprised of Messrs. Bruner (Chairman), Crane and Santarsiero and it held five meetings in 1995.

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While nominees recommended by shareholders may be considered, this Committee has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 1995.

     Board members who are not executive officers of the Company are paid an annual retainer of $20,000 for their service as directors of the Company and its subsidiaries. In addition to the annual retainers, outside

Board members receive $500 for each Board meeting attended, $500 for each committee meeting attended and $600 for each committee meeting chaired.

EXECUTIVE OFFICERS

     Executive officers are appointed annually at the organizational meeting of the respective Boards of Directors of Seacoast and the Bank following the annual meetings of shareholders, to serve until the next annual meeting and until successors are chosen and qualified. The table set forth under "PROPOSAL
ONE -- Election of Directors" lists the nominees for election to the Board of Directors as well as the named executive officers of Seacoast and the Bank who are not nominees to or members of the Board of Directors, their ages and respective offices held by them, the period each such position has been held, a brief account of their business experience for at least the past five years, and the number of shares of Common Stock beneficially owned by each of them on February 16, 1996.

MANAGEMENT STOCK OWNERSHIP

     As of February 16, 1996, based on available information, all directors and executive officers of Seacoast as a group (11 persons) beneficially owned approximately 744,580 shares of Class A Common Stock, constituting 19.80% of the total number of shares of Class A Common Stock outstanding at that date, and approximately 389,301 shares of Class B Common Stock, constituting 76.41% of the total number of shares of Class B Common Stock outstanding at that date. Seacoast's directors and executive officers beneficially owned as of that date, shares of Common Stock having 4,637,590 votes, or 52.46% of the total votes represented by Common Stock outstanding on the Record Date. See "Record Date, Solicitation and Revocability of Proxies" and "PRINCIPAL SHAREHOLDERS."

COMPENSATION OF EXECUTIVE OFFICERS

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its chief executive officer and other executive officers, including the four other highly compensated executive officers (collectively, these officers are referred to as the "named executive officers"). The disclosure requirements for the named executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals.

     The following report reflects Seacoast's compensation philosophy as endorsed by the Board of Directors and the Salary and Benefits Committee and resulting actions taken by Seacoast for the reporting periods shown in the various compensation tables supporting the report. The Salary and Benefits Committee either approves or recommends to the Board of Directors payment amounts and award levels for executive officers of Seacoast and its subsidiaries.

SALARY AND BENEFITS COMMITTEE REPORT

  General

     During 1995, the Salary and Benefits Committee of the Board of Directors was composed entirely of four members, three of whom are not officers or employees of Seacoast or the Bank. The Board of Directors designates the members and Chairman of such committee.

  Compensation Policy

     The policies that govern the Salary and Benefits Committee's executive compensation decisions are designed to align changes in total compensation with changes in the value created for the Company's shareholders. The Salary and Benefits Committee believes that compensation of executive officers and others should be directly linked to Seacoast's operating performance and that achievement of performance objectives over time is the primary determinant of share price.

     The underlying objectives of the Salary and Benefits Committee's compensation strategy are to establish incentives for certain executives and others to achieve and maintain short-term and long-term operating performance goals for Seacoast, to link executive and shareholder interests through equity-based plans, and to provide a compensation package that recognizes individual contributions as well as overall business results. At Seacoast, pay for performance relating to executive officer compensation comprises three areas: base salary, cash based short-term annual incentives, and long-term stock and cash incentives.

  Base Salary and Increases

     In establishing executive officer salaries and increases, the Committee considers individual annual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay is recommended by the chief executive officer and approved by the Salary and Benefits Committee using performance results documented and measured annually through a formal management-by-objectives ("MBO") program. Information regarding salaries paid in the market is obtained through formal salary surveys and other means and is used in the decision process to ensure competitiveness with Seacoast's peers and competitors. Seacoast's general philosophy is to provide base pay competitive with the market, and to reward individual performance while positioning salaries consistent with Company performance.

  Short-Term Incentives

     Seacoast's Key Manager Incentive Plan is a primary strategy to align short-term cash compensation with individual performance and performance for the shareholders. Funding for this annual incentive plan is dependent on Seacoast first attaining defined performance thresholds for return on assets and earnings per share. Once this threshold is attained, the Salary and Benefits Committee, using recommendations from the Bank's chief executive officer, approves awards to those officers who have made superior contributions to Company profitability as measured and reported through individual performance goals established at the beginning of the year. As specified in the plan, the payout schedule is designed to pay a smaller number of officers the highest level of funded cash incentives to ensure that a meaningful reward is provided to the organization's top performers. This philosophy better controls overall compensation expenses by reducing the need for significant annual base salary increases as a reward for past performance, and places more emphasis on annual profitability and the potential rewards associated with future performance. Salary market information is used to establish competitive rewards that are adequate in size to motivate strong individual performance during the year. The Key Manager Incentive Plan paid an aggregate of $385,150 in 1995, which was distributed among 15 persons.

  Long-Term Incentives

     Long-term incentive awards have been made under the 1991 Incentive Plan. Stock options granted under the plan are designed to motivate sustained high levels of individual performance and align the interests of key employees with those of the Company's shareholders by rewarding capital appreciation and earnings growth. Upon the recommendation of the chief executive officer, and subject to approval by the Salary and Benefits Committee, stock options are awarded annually to those key officers whose performance during the year has made a significant contribution to Seacoast's long-term growth. In addition, during 1995, restricted stock awards totaling 15,000 shares of Class A Common Stock were granted outside of the 1991 Incentive Plan to attract and retain executive officers of the Bank. Only 50,000 shares remain available for awards under the 1991 Incentive Plan. For this reason, and to provide additional flexibility in providing incentive compensation, shareholders are being asked to approve the 1996 Incentive Plan. See "PROPOSAL TWO -- APPROVAL AND ADOPTION OF PROPOSED 1996 LONG-TERM INCENTIVE PLAN"

  Deduction Limit

     At this time, because of its compensation levels, Seacoast does not appear to be at risk of losing deductions under Section 162(m) of the Code, which generally establishes, with certain exceptions, a $1 million deduction limit on executive compensation for all publicly held companies. As a result, Seacoast has not established a formal policy regarding such limit, but will evaluate the necessity for developing such a policy in the future.

  Chief Executive Pay

     The Salary and Benefits Committee formally reviews the compensation paid to the chief executive officers of the Company and the Bank during the first quarter of each year. Final approval of chief executive compensation is made by the Board of Directors. Changes in base salary and the awarding of cash and stock incentives are based on overall financial performance and profitability related to objectives stated in the Company's strategic performance plan and the initiatives taken to direct the Company. In addition, utilizing published surveys, databases, and proxy data, including, for example, public information compiled from [the Wyatt Financial Institution Compensation Survey] ("the survey data"), the Salary and Benefits Committee surveyed the total compensation of chief executive officers of comparable-sized financial institutions located in comparable markets from across the nation, as well as of locally-based banks and thrifts. While there is likely to be a substantial overlap between the financial institutions included in the survey data and the banks and thrifts represented in the Nasdaq Bank Index line on the shareholder return performance graph, below, the groups are not exactly the same. The Compensation and Benefits Committee believes that the most direct competitors for executive talent are not necessarily the same as the companies that would be included in the published industry index established for comparing shareholder returns.

     After reviewing survey data, the salary for Mr. Dennis S. Hudson, III, Chief Executive Officer of the Bank, was increased by $10,000 to $235,000 annually, and the annual salary for Mr. Dale M. Hudson, Chief Executive Officer for Seacoast, was increased by $15,000 to $155,000, which maintained their respective total compensation at the median of the comparative groups. Based on specific accomplishments and the overall financial performance of Seacoast including the achievement of targeted performance goals in 1995, Mr. Hudson, III was awarded a cash incentive award of $73,000 under the Key Manager Incentive Plan.

  Summary

     In summary, the Salary and Benefits Committee believes that Seacoast's compensation program is reasonable and competitive with compensation paid by other financial institutions of similar size. The program is designed to reward managers for strong personal, Company and share value performance. The Salary and Benefits Committee monitors the various guidelines that make up the program and reserves the right to adjust them as necessary to continue to meet Company and shareholder objectives.

                       Evans Crary, Jr., Chairman       Marian B. Monroe
                       Jeffrey C. Bruner                John R. Santarsiero, Jr.
                       Dennis S. Hudson, Jr.

     The table below sets forth certain elements of compensation for the named executive officers of Seacoast or the Bank for the periods indicated.

                           SUMMARY COMPENSATION TABLE

                                                             LONG-TERM
                                                           COMPENSATION
                                    ANNUAL             ---------------------
                                 COMPENSATION          RESTRICTED     SECURITIES      ALL
                                ---------------        STOCK          UNDERLYING     OTHER
   NAME AND PRINCIPAL   YEAR     SALARY     BONUS      AWARDS         OPTIONS/SARS   COMPENSATION
      POSITION(A)        (B)     ($)(C)     ($)(1)(D)  ($)(F)         (#)(G)         ($)(I)
-----------------------------   --------    ---------  ------         ------         ------
Dennis S. Hudson, Jr.   1995    $147,991     --            --             --        $14,996(2)
Chairman of the Board of1994     146,652     --            --             --         13,841
Seacoast                1993     134,337     --            --             --         25,437
Dale M. Hudson          1995    $146,970     --            --             --        $15,495(3)
President & Chief       1994     144,381     --            --             --         16,549
Executive Officer of    1993     134,317    $15,000        --             --         18,810
Seacoast, Chairman of
  the Bank
Dennis S. Hudson, III   1995    $226,083    $73,000        --          6,000        $20,187(4)
Executive Vice President1994     191,643     35,000        --             --         17,692
& Chief Operating       1993     180,054     49,000        --         18,000         19,257
  Officer of Seacoast,
President & Chief
Executive Officer of the
Bank
A. Douglas Gilbert      1995    $204,331    $70,000    $183,100(6)     6,000        $20,412(7)
                                                                      ------
Executive Vice President1994     180,931     35,000        --             --         18,359
& Chief Banking & Credit1993     162,041     60,000(5)     --         18,000         22,437
                                                                      ------
Officer of Seacoast,
Executive Vice President
& Chief Operating &
Credit Officer of the
  Bank
C. William Curtis, Jr.  1995    $ 57,705    $90,000(8) $108,750(9)        --        $   206 (10)
Executive Vice President1994          --     --            --             --             --
& Chief Banking Officer 1993          --     --            --             --             --
  of the Bank
William R. Hahl         1995    $150,065    $30,000        --          5,000        $15,792(11)
Senior Vice President & 1994     136,646     15,000        --             --         16,399
Chief Financial Officer 1993     129,550     26,000        --         15,000         15,619
  of Seacoast and the
Bank

---------------

 (1) Incentive cash compensation paid for results achieved during the applicable fiscal year in accordance with the Key Manager Incentive Plan as well as certain other bonuses related to performance or deemed necessary to attract new management. See "Salary and Benefits Committee Report."
 (2) This includes $2,293 insurance premiums paid by Seacoast on group term life insurance benefits in excess of $50,000 ("excess life insurance benefits"), $6,799 in employer matching contributions to the Profit Sharing Plan, $2,702 in profit sharing, $2,702 in employer discretionary retirement contributions, and $500 paid by the employer into the Code Section 125 Cafeteria Plan (the "Cafeteria Plan").
 (3) This includes $2,293 in excess life insurance benefits, $7,082 in employer matching contributions to the Profit Sharing Plan, $2,810 in profit sharing, $2,810 in employer discretionary retirement contributions, and $500 paid by the employer into the Cafeteria Plan.
 (4) This includes $2,323 in excess life insurance benefits, $8,344 in employer matching contributions to the Profit Sharing Plan, $4,510 in profit sharing, $4,510 in employer discretionary retirement contributions, and $500 paid by the employer into the Cafeteria Plan.

 (5) This amount includes a $15,000 cash bonus plus $45,000 in cash paid under the Key Manager Incentive Plan.
 (6) This amount represents a restricted stock award of 10,000 shares of the Company's Class A Common Stock , which was awarded to Mr. Gilbert on March 31, 1995, based on the closing sale price of the Company's Class A Common Stock on the Nasdaq National Market on March 31, 1995. One quarter of the shares covered by this award became vested on January 31, 1996, and the remaining shares will, as long as Mr. Gilbert remains employed by the Company, vest in increments of 2,500 shares on January 1, 1997, 1998 and 1999.
 (7) This includes $2,293 in excess life insurance benefits, $9,599 in employer matching contributions to the Profit Sharing Plan, $4,010 in profit sharing, $4,010 in employer discretionary retirement contributions, and $500 paid by the employer into the Cafeteria Plan.
 (8) This amount includes a $45,000 cash bonus plus $45,000 in cash paid under the Key Manager Incentive Plan.
 (9) This amount represents a restricted stock award of 5,000 shares of the Company's Class A Common Stock which was awarded to Mr. Curtis on October 2, 1995, based on the closing sale price of the Company's Class A Common Stock on the Nasdaq National Market on October 2, 1995. One quarter of the shares covered by this award will vest on December 31, 1996, and the remaining shares will, as long as Mr. Curtis remains employed by the Company, vest in increments of 1,250 shares on December 31, 1997, 1998 and 1999.
(10) This includes $81 in excess life insurance benefits and $125 paid by the employer into the Cafeteria Plan.
(11) This includes $2,323 in excess life insurance benefits, $7,229 in employer matching contributions to the Profit Sharing Plan, $2,870 in profit sharing, $2,870 in employer discretionary retirement contributions, and $500 paid by the employer into the Cafeteria Plan.

                         GRANTS OF OPTIONS/SARS IN 1995

     The following table sets forth certain information concerning options granted during 1995 to the named executive officers. No stock appreciation rights ("SARs") were granted in 1995.

                                                INDIVIDUAL GRANTS
                               ---------------------------------------------------            POTENTIAL
                                             (C)                                              REALIZABLE
                                            -----                                          VALUE AT ASSUMED
                                            PERCENT                                        ANNUAL RATES OF
                               (B)          OF                                                  STOCK
                               ----         TOTAL                                         PRICE APPRECIATION
                               NUMBER       OPTIONS/SARS   (D)                                   FOR
                               OF           GRANTED       -----                              OPTION TERM
                               SECURITIES   TO            EXERCISE                        ------------------
                               UNDERLYING   EMPLOYEES     OR                (E)
             (A)               OPTIONS/     IN            BASE           ---------          (F)       (G)
-----------------------------  SARS         FISCAL        PRICE          EXPIRATION       -------   --------
            NAME               GRANTED(#)   YEAR          ($/SHARE)      DATE              5%($)     10%($)
-----------------------------  ----         -----         -----          ---------        -------   --------
Dennis S. Hudson, Jr.........  --               --         --               N/A             N/A       N/A
Dale M. Hudson...............  --               --         --               N/A             N/A       N/A
                                                                         Feb. 21, 2005
Dennis S. Hudson, III........  6,000         10.34%       $17.50                          $66,060   $167,340
                                                                         Feb. 21, 2005
A. Douglas Gilbert...........  6,000         10.34%       $17.50                          $66,060   $167,340
C. William Curtis, Jr........  --               --         --               N/A             N/A       N/A
                                                                         Feb. 21, 2005
William R. Hahl..............  5,000          8.62%       $17.50                          $55,050   $139,450

                    AGGREGATED OPTION/SAR EXERCISES IN 1995
                      AND 1995 YEAR-END OPTION/SAR VALUES

     The following table shows stock options exercised by the named executive officers during 1995, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of December 31, 1995. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Class A Common Stock. No SARs were outstanding in 1995.

                                                                                                 (E)
                                                                              (D)          ----------------
                                                                        ----------------
                                                                                               VALUE OF
                                                                           NUMBER OF         UNEXERCISED
                                                (B)                       UNEXERCISED        IN-THE-MONEY
                                               -----                    OPTIONS/SARS AT    OPTIONS/SARS AT
                                               SHARES        (C)           FY-END(#)          FY-END($)
                     (A)                       ACQUIRED      --         ----------------   ----------------
---------------------------------------------   ON           VALUE      EXERCISABLE(E)/    EXERCISABLE(E)/
                    NAME                       EXERCISE      REALIZED   UNEXERCISABLE(U)   UNEXERCISABLE(U)
---------------------------------------------  -----         --         ----------------   ----------------
Dennis S. Hudson, Jr.........................  --             --                   --(E)               --(E)
                                                                                   --(U)               --(U)
Dale M. Hudson...............................  --             --                   --(E)               --(E)
                                                                                   --(U)               --(U)
Dennis S. Hudson, III........................  --             --               19,333(E)     $    159,830(E)
                                                                               19,667(U)     $     80,170(U)
A. Douglas Gilbert...........................  --             --               19,333(E)     $    159,830(E)
                                                                               19,667(U)     $     80,170(U)
C. William Curtis, Jr........................  --             --                   --(E)               --(E)
                                                                                   --(U)               --(U)
William R. Hahl..............................  --             --               15,667(E)     $    128,504(E)
                                                                               16,333(U)     $     66,246(U)

                                  PENSION PLAN

     The Company has maintained through 1995, a noncontributory, tax-qualified defined benefit pension plan (the "Pension Plan") covering eligible employees of the Company. Those employees who are 21 years old or older become eligible to participate in the Pension Plan after completing six consecutive months of service and 500 hours of service during such six-month period. The Bank's annual contributions to the Pension Plan were actuarially determined. Benefits are based on the participant's average monthly compensation, which is computed by converting the participant's compensation to a monthly amount and then averaging such amount over the five consecutive years of service which produces the highest monthly average.

     Under the Pension Plan's present provisions, the normal retirement benefit at age 65 is equal to 50% of a participant's monthly compensation plus 22.75% of the participant's monthly compensation in excess of an amount specified in the Pension Plan for the calendar year in which the participant attains age 65. The normal retirement benefit is reduced by 1/35 for each year of service less than 35 at a participant's normal retirement date. Benefits are distributed at retirement, disability, death or termination of employment in the form of a joint and survivor annuity, lump sum payment, installment payments or alternate form of annuity as elected by the participant (with the consent of his or her spouse). Benefits under the Pension Plan become fully vested at the earlier of normal retirement age (generally age 65), disability or the completion of 15 years of service.

     The following table sets forth, in straight life annuity amounts reduced for Social Security benefits, the estimated annual benefits payable upon retirement to persons in the specified compensation and years-of-service classifications.

                                                           YEARS OF SERVICE(1)
               COVERED                 -----------------------------------------------------------
            COMPENSATION                 15           20           25           30           35
-------------------------------------  -------     --------     --------     --------     --------
$ 95,000.............................  $30,411     $ 40,549     $ 50,686     $ 60,823     $ 70,960
 125,000.............................   40,697       54,263       67,829       81,394       94,960
 150,000.............................   47,554       63,406       79,257       95,109      110,960
 175,000.............................   57,840       77,120       96,400      115,680      134,960
 200,000.............................   66,411       88,549      110,686      132,823      154,960
 225,000.............................   74,983       99,977      124,971      149,966      174,960
 250,000.............................   83,554      111,406      139,257      167,109      194,960

---------------

(1) Assumes retirement at age 65 in 1995. The pension formula provides for small decreases in benefits for retirement dates in later calendar years.

     During the plan year ended October 31, 1992, the Board adopted a resolution to freeze benefit accruals in the Pension Plan as of October 31, 1992, which freeze continued through 1995. For purposes of determining the benefit under the Pension Plan for the named executive officers under the chart set forth above, credited years of service and the amount of covered compensation (which are 1992 compensation amounts) are as follows: Dale M. Hudson, 36 years, $127,644; A. Douglas Gilbert, 2 1/2 years, $164,074; Dennis S. Hudson, III, 14 years, $141,574; Dennis S. Hudson, Jr., 38 years, $131,608; William R. Hahl, 2 1/2 years, $123,676.

     The Company currently is in the process of terminating the Pension Plan, and has received a favorable determination letter from the Internal Revenue Service with respect to such termination. The Pension Plan was overfunded as of February 16, 1996, and the Company presently plans to pay any such plan surplus to Pension Plan participants.

                              PROFIT SHARING PLAN

     The Company's Retirement Savings Plan for Employees of the First National Bank & Trust Company of the Treasure Coast was amended and restated effective January 1, 1993, in connection with the freeze of the Pension Plan. Herein, such amended and restated plan is referred to as the "Profit Sharing Plan." The Profit Sharing Plan has various features, including an employer matching contribution for salary deferrals of up to 4% of the employee's compensation for each calendar quarter. A retirement contribution is made on an annual discretionary basis by the Company of 2% of "retirement eligible compensation," as defined in the Profit Sharing Plan. At the end of each plan year, the Company's Board of Directors decides whether to make a profit sharing contribution for the plan year and each participant receives a contribution based upon "eligible compensation," as defined in the Profit Sharing Plan. At least 50% of this contribution (the "non-elective profit sharing contribution") must be kept in an investment fund, and the balance may be deferred and left in the Profit Sharing Plan and directed into available investment funds or taken in cash by the employee. The Company contributes on a dollar-for-dollar matching basis, on the elective profit sharing contribution that is left in the Profit Sharing Plan. In addition, the Profit Sharing Plan has a Code Section 401(k) feature that allows employees to make "salary savings contributions" ranging from 1% to 18% of compensation (as defined by the Plan), subject to federal income tax limitations. After-tax contributions may also be made by employees with "voluntary contributions" of up to 10% of compensation (as defined in the Profit Sharing Plan for each plan year), subject to certain statutory limitations.

                               PERFORMANCE GRAPH

     The following line-graph compares the cumulative, total return on Seacoast's Class A Common Stock from December 31, 1990 to December 31, 1995, with that of the Nasdaq Composite Index (an average of all stocks traded on the Nasdaq Stock Market) and the Nasdaq Bank Stock index (an average of all bank and thrift institutions whose stock is traded on the Nasdaq Stock Market). Cumulative, total return represents the change in stock price and the amount of dividends received over the indicated period, assuming the reinvestment of dividends.

                                   [GRAPH]

 MEASUREMENT PERIOD
(FISCAL YEAR COVERED)          SEACOAST      NASDAQ STOCK INDEX          NASDAQ BANK STOCKS
---------------------          --------      ------------------          ------------------
       1990                    100                 100                         100
       1991                    129.070             160.563                     164.092
       1992                    190.930             186.866                     238.854
       1993                    225.880             214.511                     272.390
       1994                    229.070             209.686                     271.410
       1995                    304.830             296.304                     404.352


EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Bank entered into an executive employment agreement with A. Douglas Gilbert on March 22, 1991. A similar agreement was entered into with Dennis S. Hudson, III on January 18, 1994 and with C. William Curtis, Jr. on July 31, 1995. Each such agreement has a three-year term and provides for automatic renewal on an annual basis at the end of that term; provided, however, that either the employee or the Bank may prevent such automatic renewal by giving written notice to that effect not less than 90 days prior to the end of the agreement's then current term. Each such agreement contains certain non-competition, non-disclosure and non-solicitation covenants.

     These employment agreements also provide for a base salary, hospitalization, insurance, long term disability and life insurance in accordance with the Bank's insurance plans for senior management, and reasonable club dues. Each executive subject to these contracts may also receive other compensation including bonuses, and the executives will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. The agreements provide for termination of the employee for cause, including willful and continued failure to perform the assigned duties, crimes, breach of the Bank's Code of Ethics, and also upon death or permanent disability of the executive. Each agreement contains a Change in Control provision which provides in the event of a "change in control" including the acquisition of the Bank or the Company in a merger, consolidation or similar transaction, the acquisition of 51% or more of the voting power of any one or all classes of Common Stock, the sale of all or substantially all of the assets, and certain other changes in share ownership, will constitute a "change in control" which would allow the executive to terminate the contract within one year following the date of such change in control. Termination may also be permitted by the executive in the event of a change in duties and powers, customarily associated with the office designated in such contract. Upon any such termination following a change in control, the executive's base salary, hospitalization and other health benefits will continue for two years.

       SALARY AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Crary (Chairman), Bruner, Dennis S. Hudson, Jr. and Santarsiero and Ms. Monroe are the members of the Salary and Benefits Committee. None of Messrs. Crary, Bruner or Santarsiero nor Ms. Monroe is an officer or employee of Seacoast or its subsidiaries. Mr. Hudson has served as Chairman of the Board of Seacoast since 1990; he served as Chief Executive Officer of Seacoast from 1983 until 1992 and President of Seacoast from 1983 until 1990. See "PROPOSAL
ONE -- Election of Directors".

     James H. Bruner, a Seacoast Director Emeritus and the father of Jeffrey C. Bruner, a director of Seacoast and the Bank, is a controlling shareholder of Mayfair Investments, which leases to the Bank 20,000 square feet of space adjacent to the First National Center in Stuart, Florida pursuant to a lease which expires in May 1997. At the end of the lease term, the Bank has the option to extend the lease for a five year period. The Bank paid rent of $185,000 on this property in 1995. Seacoast believes the terms of this lease are commercially reasonable and comparable to rental terms for similar property in Stuart.

     Evans Crary, Jr., a director of Seacoast and the Bank, and Chairman of the Bank's Executive Committee and the Company's Salary and Benefits Committee, is a semi-retired member of Crary, Buchanan, Bowdish, Bovie, Lord, Roby & Evans, Chartered ("Crary, Buchanan"), a law firm in Stuart, Florida. Crary, Buchanan, general counsel to the Bank, performed various legal services for Seacoast and the Bank during the fiscal year ended December 31, 1995, and received approximately $140,079 for such services. This excludes fees paid by Bank customers in transactions where Crary, Buchanan represented the Bank.

                CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Several of Seacoast's directors, executive officers and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of Seacoast and its subsidiaries. These persons, corporations and firms have had transactions in the ordinary course of business with Seacoast and its subsidiaries, including borrowings, all of which, in the opinion of Seacoast management, were on substantially the same terms including interest rates and collateral as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Seacoast and its subsidiaries expect to have such transactions on similar terms with its directors, executive officers, and their affiliates in the future. The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of Seacoast or the Bank as of December 31, 1995, was approximately $1,989,192, which represented approximately 3.20% of the consolidated shareholders' equity on that date.

     For information concerning specific transactions and business relationships between Seacoast or the Bank and certain of its directors or executive officers, see "Salary and Benefits Committee Interlocks and Insider Participation."

                                  PROPOSAL TWO

                       APPROVAL AND ADOPTION OF PROPOSED
                    SEACOAST'S 1996 LONG-TERM INCENTIVE PLAN

     On February 20, 1996, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Seacoast Banking Corporation of Florida 1996 Long-Term Incentive Plan (the "1996 Incentive Plan"). The Company has reserved 300,000 shares of Class A Common Stock for issuance in connection with options and awards under this plan. If approved by the shareholders, the 1996 Incentive Plan will be effective as of its adoption by the shareholders.

     A summary of the more important provisions of the 1996 Incentive Plan is set forth below. This summary does not purport to be complete, and reference is made to the full text of the 1996 Incentive Plan, which is attached hereto as Exhibit A and incorporated herein by reference.

GENERAL

     The purpose of the 1996 Incentive Plan is to promote the success, and enhance the value, of Seacoast by linking the personal interests of key employees to those of the shareholders, and by providing key employees with an incentive for outstanding performance. The 1996 Incentive Plan is further intended to provide flexibility to Seacoast in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent. The 1991 Incentive Plan has only 50,000 shares remaining available and the 1996 Incentive Plan is intended to provide additional shares for incentive purposes and to increase the Company's flexibility in creating incentive awards.

     The 1996 Incentive Plan authorizes the granting of awards ("Awards") to key employees of Seacoast or its subsidiaries in the following forms: (i) options to purchase shares of Class A Common Stock ("Options"), (ii) SARs; (iii) performance shares ("Performance Shares"); (iv) restricted stock ("Restricted Stock"); (v) dividend equivalent rights ("Dividend Equivalents"); and (vi) other stock-based awards. As of February 16, 1996, there were approximately 35 persons eligible to participate in the 1996 Incentive Plan.

     Subject to adjustment as provided in the 1996 Incentive Plan, the aggregate number of shares of Class A Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Share Award) is 300,000. The maximum number of shares of stock with respect to one or more Awards that may be granted to any one participant over the term of the 1996 Incentive Plan is 150,000.

ADMINISTRATION

     The 1996 Incentive Plan will be administered by Seacoast's Salary and Benefits Committee (the "Committee"). The Committee has the exclusive power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant; determine the number of Awards to be granted and the number of shares of stock to which an Award will relate; determine the terms and conditions of any Award granted under the 1996 Incentive Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Class A Common Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered; prescribe the form of each agreement governing an Award ("Award Agreement"), which need not be identical for each participant; decide all other matters that must be determined in connection with an Award; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the 1996 Incentive Plan; and make all other decisions and determinations that may be required under the 1996 Incentive Plan or as the Committee deems necessary or advisable to administer the 1996 Incentive Plan.

AWARDS

     Stock Options. The Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), to participants. All Options will be evidenced by a written Award Agreement between Seacoast and the participant, which will include such provisions as may be specified by the Committee. The terms of any ISO must meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Class A Common Stock on the date of exercise, over the grant price of the SAR as determined by the Committee, which will not be less than the fair market value of one share of Class A Common Stock on the date of grant in the case of any SAR related to an ISO. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

     Performance Shares. The Committee may grant Performance Shares to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of Performance Shares granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the participant.

     Restricted Stock Awards. The Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

     Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Class A Common Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Class A Common Stock, or otherwise reinvested.

     Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Class A Common Stock, as deemed by the Committee to be consistent with the purposes of the 1996 Incentive Plan, including, without limitation, shares of Class A Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Class A Common Stock, and Awards valued by reference to book value of shares of Class A Common Stock or the value of securities of or the performance of specified subsidiaries of Seacoast. The Committee will determine the terms and conditions of any such Awards.

     Limitations on Transfer; Beneficiaries. No right or interest of a participant in any Award may be pledged, encumbered or hypothecated to or in favor of any party other than Seacoast or a subsidiary, or shall be subject to any lien, obligation or liability of such participant to any other party other than Seacoast or a subsidiary. No Award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations order. However, a participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

     Acceleration Upon Death or Disability. Upon the participant's death or disability, all outstanding Options, SARs and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will then lapse in accordance with the other provisions of the 1996 Incentive Plan and the Award Agreement.

     Acceleration Upon Certain Events. In the event of (i) the commencement of a public tender offer for all or any portion of the Class A Common Stock, (ii) a proposal to merge, consolidate or otherwise combine with another corporation is submitted to the stockholders of Seacoast for approval, or (iii) if the Company's Board of Directors approves any transaction or event that would constitute a change of control of Seacoast (as defined in the 1996 Incentive
Plan), the Committee may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully exercisable, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event.

TERMINATION AND AMENDMENT

     With the approval of the Board of Directors, at any time and from time to time, the Committee may terminate, amend or modify the 1996 Incentive Plan. However, without approval of the stockholders of Seacoast or other conditions as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, or otherwise, no such termination, amendment, or modification may (i) increase the total number of shares of Class A Common Stock that may be issued under the 1996 Incentive Plan, except for the case of stock dividends being issued; (ii) modify the eligibility requirements for participation in the 1996 Incentive Plan; or (iii) materially increase the benefits accruing to participants under the 1996 Incentive Plan. No termination, amendment, or modification of the 1996 Incentive Plan shall adversely affect any Award previously granted under the 1996 Incentive Plan, without the written consent of the participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either Seacoast or the participant upon the grant of an NSO. However, the participant will realize ordinary income on the exercise of an NSO in an amount equal to the excess of the fair market value of the Class A Common Stock acquired upon the exercise of such option over the exercise price, and Seacoast will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Class A Common Stock will constitute short- or long-term capital gain, depending on the participant's holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either Seacoast or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Class A Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Class A Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Class A Common Stock will constitute a long-term capital gain or loss, and Seacoast will not be entitled to a federal income tax deduction. If the shares of Class A Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Class A Common Stock purchased at the time of exercise over the aggregate option price, and Seacoast will be entitled to a federal income tax deduction equal to such amount.

     SARs. Under present federal income tax regulations, a participant receiving a SAR will not recognize income, and Seacoast will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Class A Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Seacoast.

     Performance Shares. Under present federal income tax regulations, a participant receiving Performance Shares will not recognize income and Seacoast will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Shares, the amount of cash and the fair market value of any shares of Class A Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Seacoast.

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and Seacoast will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Class A Common Stock, and Seacoast will be entitled to a corresponding tax deduction at that time.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     No Awards have been granted under the 1996 Incentive Plan. The Committee has not yet made any determination as to which eligible participants will be granted Awards under the 1996 Incentive Plan in the future. Consequently, it is not presently possible to determine, with respect to (i) the executive officers named in the Summary Compensation Table, (ii) all current executive officers as a group, or (iii) all employees, including all current officers who are not executive officers, as a group, either the benefits or amounts that will be received by such persons or groups pursuant to the 1996 Incentive Plan or the benefits or amounts that would have been received by such persons or groups under the 1996 Incentive Plan if it had been in effect during the last fiscal year.

ADDITIONAL INFORMATION

     The closing price of the Class A Common Stock, as reported on the Nasdaq National Market on March 12, 1996, was $21 5/8.

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Meeting on this proposal will constitute approval of the 1996 Incentive Plan. If not so approved by the stockholders, the 1996 Incentive Plan will not be adopted.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1996 INCENTIVE PLAN.

                                 PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Arthur Andersen, LLP, independent certified public accountants, as independent auditors for Seacoast and its subsidiaries for the current fiscal year ending December 31, 1996, subject to ratification by the shareholders. Arthur Andersen, LLP has served as independent auditors for Seacoast and its subsidiaries since August 20, 1991. Arthur Andersen, LLP has advised Seacoast that neither the firm nor any of its partners has any direct or material interest in Seacoast and its subsidiaries except as auditors and independent certified public accountants of Seacoast and its subsidiaries.

     A representative of Arthur Andersen, LLP will be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm if he so desires. A representative of Arthur Andersen, LLP is also expected to respond to appropriate questions from shareholders.

     All shares represented by valid Proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the ratification of the appointment of Arthur Andersen, LLP for the fiscal year ending December 31, 1996.

     The affirmative vote of the holders of shares of Common Stock representing a majority of the votes represented at the Meeting, at which a quorum is present, is required to ratify the appointment of Arthur Andersen, LLP as independent auditors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                             PRINCIPAL SHAREHOLDERS

     As of February 16, 1996, the only shareholders known to Seacoast to be the beneficial owners, as defined by Securities and Exchange Commission rules, of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, were the following, for whom beneficial ownership information is set forth in the following table.

                           NUMBER AND PERCENT OF CLASS A             NUMBER AND PERCENT OF CLASS B
                             COMMON STOCK BENEFICIALLY                 COMMON STOCK BENEFICIALLY
                                       OWNED                                     OWNED
    NAME AND ADDRESS       -----------------------------             -----------------------------
  OF BENEFICIAL OWNER       NUMBER                   %                NUMBER                   %
-----------------------    --------                -----             --------                -----
Dale M. Hudson(1)           393,304                10.50              201,651                39.58
  192 S.E. Harbor Point
  Drive
  Stuart, Florida 34996
Dennis S. Hudson,           262,539                 7.01              173,253                34.00
  Jr.(l)
  157 S. River Road
  Stuart, Florida 34996

---------------

(1) Dennis S. Hudson, Jr. and Dale M. Hudson are brothers.

                            SECTION 16(A) REPORTING

     The Company is required to identify each director or officer who failed to file timely with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's securities. Based on material provided to the Company, the Company believes that all such filing requirements with respect to the Company's fiscal year ended December 31, 1995 were complied with.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Proposals of shareholders of Seacoast intended to be presented at the 1997 Annual Meeting of Shareholders must be received by Seacoast at its principal executive offices on or before November 17, 1996, in order to be included in Seacoast's Proxy Statement and Proxy relating to the 1997 Annual Meeting of Shareholders. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

                                 OTHER MATTERS

     Management of Seacoast does not know of any matters to be brought before the Meeting other than those described above. If any other matters properly come before the Meeting, the persons designated as Proxies will vote on such matters in accordance with their best judgment.

                               OTHER INFORMATION

PROXY SOLICITATION COSTS

     The cost of soliciting Proxies for the Meeting will be paid by Seacoast. In addition to the solicitation of shareholders of record by mail, telephone, facsimile or personal contact, Seacoast will be contacting brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by Seacoast, will provide information concerning quantities of proxy materials and

1995 Annual Reports needed to supply such information to beneficial owners, and Seacoast will reimburse them for the reasonable expense of mailing proxy materials and 1995 Annual Reports to such persons.

ANNUAL REPORT ON FORM 10-K

     Upon the written request of any person whose Proxy is solicited by this Proxy Statement, Seacoast will furnish to such person without charge (other than for exhibits) a copy of Seacoast's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Requests may be made to Seacoast Banking Corporation of Florida, P.O. Box 9012, Stuart, Florida 34995, Attention: Dennis S. Hudson III, Secretary.

                                          By Order of the Board of Directors,

                                          /s/ Dennis S. Hudson III
                                          ------------------------
                                          DENNIS S. HUDSON III
                                          Secretary
March 21, 1996

                                   EXHIBIT A

                     SEACOAST 1996 LONG-TERM INCENTIVE PLAN

                    SEACOAST BANKING CORPORATION OF FLORIDA
                         1996 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I

                                    PURPOSE

     1.1 GENERAL. The purpose of the Seacoast Banking Corporation of Florida 1996 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Seacoast Banking Corporation of Florida (the "Corporation"), by linking the personal interests of its key employees to those of Corporation stockholders and by providing its key employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected officers and key employees.

                                   ARTICLE 2

                                 EFFECTIVE DATE

     2.1 EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the stockholders of the Corporation. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Florida Business Corporation Act and the Corporation's Bylaws and Articles of Incorporation. Any Awards granted under the Plan prior to stockholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before stockholder approval. If the stockholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

                                   ARTICLE 3

                                  DEFINITIONS

     3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the committee of the Board described in Article
     4.

          (f) "Corporation" means Seacoast Banking Corporation of Florida, a Florida corporation.

          (g) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (h) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (i) "Effective Date" has the meaning assigned such term in Section
     2.1.

          (j) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date will be the closing price of a share of Stock traded on the Nasdaq National Market on such date, as reported in the composite transactions quoted in The Wall Street Journal or, if no shares were traded on such day, on the next preceding day on which shares were traded.

          (k) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (l) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (m) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (n) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (o) "Participant" means a person who, as an officer or key employee of the Corporation or any Subsidiary, has been granted an Award under the Plan.

          (p) "Performance Share" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (q) "Plan" means the Seacoast Banking Corporation of Florida 1996 Long-Term Incentive Plan, as amended from time to time.

          (r) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (s) "Retirement" means a Participant's termination of employment with the Corporation after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Corporation.

          (t) "Stock" means the $0.10 par value Class A Common Stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

          (u) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (v) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (w) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (x) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4

                                 ADMINISTRATION

     4.1 COMMITTEE. The Plan shall be administered by the Stock Option Committee of the Board. The Committee shall consist of two or more members of the Board who are (i) "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder, and (ii) "disinterested persons," as such term is defined in Rule 16b-3 promulgated under Section 16 of the 1934 Act or any successor provision, except as may be otherwise permitted under Section 16 of the 1934 Act and the regulations and rules promulgated thereunder.

     4.2 ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

          (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4. DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5

                           SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 300,000.

     5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under
Section 16 of the 1934 Act, as amended. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the 1934 Act), the Shares subject to such Award shall not be available for regrant under the Plan.

     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant over the term of the Plan shall be 150,000.

                                   ARTICLE 6

                                  ELIGIBILITY

     6.1. GENERAL. Awards may be granted only to individuals who are officers or other key employees (including employees who also are directors or officers) of the Corporation or a Subsidiary, as determined by the Committee.

                                   ARTICLE 7

                                 STOCK OPTIONS

     7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee.

          (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Corporation to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

          (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

     7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances:

             (1) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

             (2) The Incentive Stock Option shall lapse three months after the Participant's termination of employment, if the termination of employment was (i) attributable to Disability or Retirement or (ii) for any other reason, provided that the Committee has approved, in writing, the continuation of any Incentive Stock Option outstanding on the date of the Participant's termination of employment.

             (3) If the Participant separates from employment other than as provided in paragraph (2), the Incentive Stock Option shall lapse at the time of the Participant's termination of employment.

             (4) If the Participant dies before the Option lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Corporation on the date of his death or had previously terminated employment) remained unchanged; or (ii) one year after the date of the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive such Incentive Stock Option under the applicable laws of descent and distribution.

          (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

     8.1. GRANT OF SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

          (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9

                               PERFORMANCE SHARES

     9.1. GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2. RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3. OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10

                            RESTRICTED STOCK AWARDS

     10.1. GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Corporation shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 11

                              DIVIDEND EQUIVALENTS

     11.1 GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12

                            OTHER STOCK-BASED AWARDS

     12.1. GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13

                        PROVISIONS APPLICABLE TO AWARDS

     13.1. STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2. EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

     13.4. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5. LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Subsidiary. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code.

     13.6 BENEFICIARIES. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7. STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8 ACCELERATION UPON DEATH OR DISABILITY. Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall then lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9 ACCELERATION UPON CERTAIN EVENTS. In the event of (i) the commencement of a public tender offer for all or any portion of the Stock, (ii) a proposal to merge, consolidate or otherwise combine with another corporation is submitted to the stockholders of the Corporation for approval, or (iii) the Board approves any transaction or event that would constitute a change of control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to become fully exercisable, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

                                   ARTICLE 14

                          CHANGES IN CAPITAL STRUCTURE

     14.1. GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE 15

                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1. AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan. However, without approval of the stockholders of the Corporation or other conditions (as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, by any national securities exchange on which the Stock is listed or reported, or by a regulatory body having jurisdiction), no such termination, amendment, or modification may:

          (a) Increase the total number of shares of Stock that may be issued under the Plan, except as provided in Section 14.1;

          (b) Modify the eligibility requirements for participation in the Plan; or

          (c) Materially increase the benefits accruing to Participants under the Plan.

     15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16

                               GENERAL PROVISIONS

     16.1. NO RIGHTS TO AWARDS. No Participant or employee shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees uniformly.

     16.2. NO STOCKHOLDER RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3. WITHHOLDING. The Corporation or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4. NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation or any Subsidiary.

     15.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Subsidiary.

     16.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

     16.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Subsidiary.

     16.8. EXPENSES. The expenses of administering the Plan shall be borne by the Corporation and its Subsidiaries.

     16.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.11. FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.12. SECURITIES LAW COMPLIANCE. With respect to any person who is, on the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

     16.13. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.14. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Florida.

                                                                     APPENDIX B


-------------------------------------------------------------------------------------------------------------------------------
                                THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE
-------------------------------------------------------------------------------------------------------------------------------

                FOR         WITHHELD                                                             FOR    AGAINST   ABSTAIN

Election of    / /           / /             2.  Approval of the adoption of the Seacoast        / /      / /      / /
Directors                                        Banking Corporation of Florida 1996
(See Reverse)                                    Long-Term Incentive Plan.

For, except vote withheld from the
following nominee(s)
----------------------------------           3. The certification of the appointment of
                                                Arthur Andersen LLP as auditors for Seacoast
                                                for the fiscal year ending Decmeber 31, 1996.

                                                                PLEASE MARK, SIGN BELOW, DATE, AND RETURN THIS PROXY PROMPTLY IN
                                                                THE ENCLOSED ENVELOPE.

                                                                 Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as
                                                                 attorney, as executor, administrator, trustee, or guardian, please give full name as such.  If a corporation, please
                                                                 sign in full corporate name by President or other
                                                                 authorized officer.  If a partnership, please sign in
                                                                 partnership name by authorized person.


                                                                 -------------------------------------------------------------

                                                                 -------------------------------------------------------------
                                                                  SIGNATURE(S)                                         DATE


                                                       FOLD AND DETACH HERE


[SEACOAST BANKING CORPORATION OF FLORIDA LOGO]
------------------------------------------------------------------------------
                                        March 15, 1996


TO THE SHAREHOLDERS OF
SEACOAST BANKING CORPORATION OF FLORIDA:

        You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida, which will be held at the Indian River Plantation Beach Resort, Hutchinson Island, 555 N.E. Ocean Boulevard, Stuart, Florida, on Thursday, April 25, 1996, at 3:00 p.m.

        The accompanying Notice of Annual Meeting and Proxy Statement describe the items to be considered and acted upon by the shareholders.

        Whether or not you plan to attend this meeting, please sign, date and return your proxy form above as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. If you are able to attend the meeting, you may revoke your proxy and vote your shares in person, even if you have previously returned your proxy. It is very important that your stock be repesented.

                                        Sincerely,



                                        Dennis S. Hudson, III
                                        Secretary

CLASS A COMMON STOCK

                   SEACOAST BANKING CORPORATION OF FLORIDA
      PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 25, 1996

     The undersigned hereby appoints William R. Hahl and Bonny L. Turner, or either of them, each with full power of substitution, as proxies, to vote all shares of the Class A Common Stock of Seacoast Banking Corporation of Florida ("Seacoast") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Indian River Plantation Beach Resort, Salons III & IV, Hutchinson Island, 555, N.E. Ocean Boulevard, Stuart, Florida on Thursday, April 25, 1996 at 3:00 P.M., local time, and at any adjournments thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THIS MEETING. IF NO DIRECTION IS SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF PROPOSALS I, II AND III.

     1. FOR, or WITHHOLD, authority to vote for the election of 8 directors to serve until the annual meeting of shareholders in 1997 and until their successors are elected and have been qualified:

     NOMINEES:  Jeffrey C. Bruner, John H. Crane, Evans Crary, Jr., Dale M.
                Hudson, Dennis S. Hudson, Jr., Dennis S. Hudson III, John R. Santaraicro, Jr., and Thomas H. Thurlow, Jr.

                             FOLD AND DETACH HERE

-------------------------------------------------------------------------------------------------------------------------------
                                THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE
-------------------------------------------------------------------------------------------------------------------------------

                FOR         WITHHELD                                                             FOR    AGAINST   ABSTAIN

Election of    / /           / /             2.  Approval of the adoption of the Seacoast        / /      / /      / /
Directors                                        Banking Corporation of Florida 1996
(See Reverse)                                    Long-Term Incentive Plan.

For, except vote withheld from the
following nominee(s)
----------------------------------           3. The certification of the appointment of
                                                Arthur Andersen LLP as auditors for Seacoast
                                                for the fiscal year ending Decmeber 31, 1996.

                                                                 PLEASE MARK, SIGN BELOW, DATE, AND RETURN THIS PROXY PROMPTLY IN
                                                                 THE ENCLOSED ENVELOPE.

                                                                 Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as
                                                                 attorney, as executor, administrator, trustee, or guardian, please give full name as such.  If a corporation, please
                                                                 sign in full corporate name by President or other
                                                                 authorized officer.  If a partnership, please sign in
                                                                 partnership name by authorized person.


                                                                 -------------------------------------------------------------

                                                                 -------------------------------------------------------------
                                                                  SIGNATURE(S)                                         DATE


                                                       FOLD AND DETACH HERE


[SEACOAST BANKING CORPORATION OF FLORIDA LOGO]
------------------------------------------------------------------------------
                                        March 15, 1996


TO THE SHAREHOLDERS OF
SEACOAST BANKING CORPORATION OF FLORIDA:

        You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida, which will be held at the Indian River Plantation Beach Resort, Hutchinson Island, 555 N.E. Ocean Boulevard, Stuart, Florida, on Thursday, April 25, 1996, at 3:00 p.m.

        The accompanying Notice of Annual Meeting and Proxy Statement describe the items to be considered and acted upon by the shareholders.

        Whether or not you plan to attend this meeting, please sign, date and return your proxy form above as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. If you are able to attend the meeting, you may revoke your proxy and vote your shares in person, even if you have previously returned your proxy. It is very important that your stock be repesented.

                                        Sincerely,



                                        Dennis S. Hudson, III
                                        Secretary

CLASS B COMMON STOCK

                   SEACOAST BANKING CORPORATION OF FLORIDA
      PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, APRIL 25, 1996

     The undersigned hereby appoints James A. Morris and John B. Turgeon, or either of them, each with full power of substitution, as proxies, to vote all shares of the Class B Common Stock of Seacoast Banking Corporation of Florida ("Seacoast") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Indian River Plantation Beach Resort, Salons III & IV, Hutchinson Island, 555, N.E. Ocean Boulevard, Stuart, Florida on Thursday, April 25, 1996 at 3:00 P.M., local time, and at any adjournments thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THIS MEETING. IF NO DIRECTION IS SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF PROPOSALS I, II AND III.

     1. FOR, or WITHHOLD, authority to vote for the election of 8 directors to serve until the annual meeting of shareholders in 1997 and until their successors are elected and have been qualified:

     NOMINEES:  Jeffrey C. Bruner, John H. Crane, Evans Crary, Jr., Dale M.
                Hudson, Dennis S. Hudson, Jr., Dennis S. Hudson III, John R. Santaraicro, Jr., and Thomas H. Thurlow, Jr.

                             FOLD AND DETACH HERE